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                                                                   EXHIBIT 23.2



                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for the Information Advantage, Inc. 1997 Employee Stock Purchase Plan of our report dated February 20, 1998, which appears on page 38 of the Annual Report on Form 10-K, for the year ended January 31, 1998.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
August 10, 1998